Group Flexible Payment Variable Annuity Contract
Issued by
Brighthouse Life Insurance Company

Retirement Companion

Summary Prospectus for New Investors
April 29, 2024
A group flexible payment fixed and variable annuity contract

This Summary Prospectus summarizes key features of Retirement Companion (the “Contract”), a group flexible payment fixed and variable annuity contract issued by Brighthouse Life Insurance Company (“BLIC”, the “Company”, or “we” or “us”). Before you invest, you should also review the Prospectus for the Contract, which contains more information about the Contract’s features, benefits, and risks. You can find this document and other information about the Contract online at https://dfinview.com/BHF/TAHD/BHF190. You can also obtain this information at no cost by calling (800) 343-8496 or by sending an email request to rcg@brighthousefinancial.com.
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YOU MAY CANCEL YOUR CONTRACT WITHIN 20 DAYS OF RECEIVING IT WITHOUT PAYING
FEES OR PENALTIES.
If you are a new Participant in the Contract, you may cancel your Certificate within 20 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Account value. You should review the Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
* * * * * * * * * * * *
Additional general information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
This Initial Summary Prospectus will first be used as of April 29, 2024.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Glossary
Annuity – A stream of income payments made to an annuitant for a defined period of time.
Annuitization – The date on which Annuity payments begin.
Beneficiary – The person who has the right to a death benefit upon your death.
Business Day – Each Monday through Friday except for days the New York Stock Exchange is not open for trading.
Certificate – The form you are given which describes your rights under the Contract. No Certificates are issued for certain deferred compensation or qualified corporate retirement plans. Unless the context provides otherwise, references to the Contract also refer to Certificates .
Certificate Date – The date you are issued a Certificate. If you are not issued a Certificate, this is the date when your Account is established.
Certificate Year – The 12-month period that begins on your Certificate Date and on each anniversary of this date.
Fixed Annuity – An Annuity providing guaranteed level payments.
Fund (or Portfolio Company) – An open-end management investment company, or series thereof, registered under the Investment Company Act of 1940 which serves as the underlying investment medium for a Series in the Separate Account.
General Account – A fixed account investment option that offers an interest rate guaranteed by us. The General Account holds all assets of BLIC other than those in the Separate Account or any of its other segregated asset accounts.
Good Order – A request or transaction generally is considered in Good Order if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or Internet) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your Contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Funds affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or joint Owner’s consents. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have any questions, you should contact us or your financial representative (where applicable) before submitting the form or request.
Owner – The person who has title to the Contract.
Participant – You, the person who makes Purchase Payments, or the person for whom Purchase Payments are made.
Participant’s Account (or Account) – The sum of your interest in each Series of the Separate Account and your interest in the General Account.
Plan – The 403(b) plan, deferred compensation plan, qualified retirement plan, or individual retirement annuity to which the Contract is issued.
Purchase Payment – The amounts paid by or for you in order to provide benefits under the Contract.
Separate Account – The segregated asset account entitled “Brighthouse Separate Account A.”
Series – Series are subdivisions of the Separate Account. Each Series has a single underlying Fund.
Variable Annuity – An Annuity providing payments that will vary annually in accordance with the net investment experience of the applicable Series of the Separate Account .

Important Information You Should Consider About the Contract
	Fees and Expenses			Location in Prospectus
Charges for Early Withdrawals
If you withdraw money during the first 5 years following a Purchase
Payment, you may be assessed a surrender charge of 7% of the Purchase
Payment withdrawn. However, surrender charges will not be deducted once
9 years have elapsed since your Certificate Date.
For example, if you make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 investment.
Fee Table and Examples Contract Charges – Surrender Charge
Transaction Charges
In addition to charges for early withdrawals, you may also be charged for other transactions. There may be charges for transferring cash value from any Series, taking a full or partial surrender, annuitizing all or part of a
Participant’s Account, or initiating a loan. There may also be taxes on
Purchase Payments.
Transaction Charge for Transfers. Currently, we do not charge for transfers.
However, we reserve the right to charge for transfers from any Series.
Fee Table and Examples Contract Charges
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Fee Table and Examples Contract Charges Appendix A: Funds Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.29%	1.29%
	Investment options ( Portfolio Company fees and expenses)[2]	0.27%	1.02%
1 As a percentage of average Participant’s Account value in the Separate Account. The charge shown also includes the Administrative Charge. [2] As a percentage of Fund assets.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your
Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost $1,425	Highest Annual Cost $2,062
	Assumes:	Assumes:
	•Investment of $100,000 •5% annual appreciation •Least expensive Portfolio Company fees and expenses •No additional Purchase Payments, transfers, or withdrawals	•Investment of $100,000 •5% annual appreciation •Most expensive Portfolio Company fees and expenses •No additional Purchase Payments, transfers, or withdrawals

	Risks	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract including loss of principal.	Principal Risks of Investing in theContract
Not a Short-Term Investment
•This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
•Surrender charges may apply for the first 5 years of the Contract.
Surrender charges will reduce the value of your Contract if you withdraw money during that time period.
•The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon.
Principal Risks of Investing in theContract
Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., the Funds).
•Each investment option, including the General Account, has its own unique risks.
•You should review the prospectuses for the available Funds and the
Prospectus disclosure concerning the General Account before making an investment decision.
Principal Risks of Investing in theContract
Insurance Company Risks
An investment in the Contract is subject to the risks related to us. Any obligations (including under the General Account) and guarantees and benefits of the Contract that exceed the assets of the Separate Account are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about
BLIC, including our financial strength ratings, is available by contacting us at
(888) 243-1968.
Principal Risks of Investing in theContract
Restrictions
Investments
•Currently, we allow unlimited transfers without charge among investment options during the accumulation phase. However, we reserve the right to impose a charge for transfers from any Series.
•Transfers from the General Account are subject to special limitations.
•We reserve the right to limit transfers in circumstances of frequent or large transfers.
•We reserve the right to remove or substitute the Funds available as investment options under the Contract.
•Your Plan may limit your available Funds.
Description of the Contracts
Taxes
Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
•If you purchase the Contract through a tax-qualified plan or individual retirement account, you do not get any additional tax benefit.
•You will generally not be taxed on increases in the value of the Contract until they are withdrawn. Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties if you take a withdrawal before age 59 1∕2.
Federal Tax Considerations
Conflicts of Interest
Investment Professional Compensation
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.
Principal Underwriter

	Conflicts of Interest	Location in Prospectus
Exchanges
If you already own an insurance contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Principal Underwriter
Overview of the Contract
Purpose. The Contract is a variable annuity contract. The Contract is used in connection with the following Plans: Section 403(b) tax-sheltered annuities, Section 457 deferred compensation plans , Section 401 pension and profit sharing plans, and individual retirement annuities (IRAs) under Section 408 of the Internal Revenue Code. A Contract is issued to an employer or organization, which is the Owner of the Contract. After completing an enrollment form and arranging for your Purchase Payments to begin, you are a Participant and, except as provided below, a Certificate will be provided to you that gives you a summary of the Contract provisions. The Certificate also serves as evidence of your participation in your Plan. Certificates are not provided to Participants under deferred compensation or qualified corporate retirement plans.
The Contract provides a means for investing in our General Account and the Funds, together “investment options.” The Contract is designed generally for an investor who intends to invest for a long period of time and then use the Account value (in the form of Annuity payments or surrenders) for retirement savings or other long-term investment purposes. The Contract has various features and benefits that may be appropriate for you based on your financial situation and objectives. The Contract also offers certain death benefit features, which can be used to transfer assets to your Beneficiaries. Because this Contract is only available through tax-qualified Plans, it does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, you should consider investing in the Contract for its death benefit, Annuity option benefits, or other non-tax related benefits. Your financial goal should take into account the fact that there are surrender charges under the Contract. Because of the surrender charge (which is in effect for many years) and the possibility of income tax and tax penalties on early surrenders, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract. The Contract has two phases: The accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a full or partial surrender. To help you accumulate assets during the accumulation phase, you can invest your Purchase Payments and Account value in: (1) the Series available under the Contract, each of which has an underlying Fund with its own investment strategies and risks; investment adviser(s); expense ratio; and performance history; and (2) the General Account option, which offers a guaranteed interest rate.
A list of Funds in which you can invest is provided in Appendix A.
The income phase occurs when you or another payee begin receiving Annuity payments under the Contract. The amount of money you accumulate under the Contract during the accumulation phase factors into the amount of income you receive during the income phase. You may choose one of a number of Annuity options: you may receive Annuity payments in the form of a Variable Annuity , a Fixed Annuity, or a combination of both. In general, you are unable to take surrenders during the income phase. There is no death benefit during the income phase; however, depending on the Annuity option you elect, any remaining guarantee upon death may be paid to your Beneficiary(ies).
Contract Features. The following is a brief description of the Contract’s primary features.
Subject to Plan Terms. If you participate through a group arrangement, the Contract may provide that all or some of your rights or choices are subject to the Plan’s terms. For example, limitations on your rights may apply to Series, Purchase Payments, surrenders, transfers, loans, the death benefit, and Annuity options.

Accessing your Money. Before you Annuitize, you can withdraw money under the Contract by taking a full or partial surrender. If you take a full or partial surrender, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59 1∕2.
Tax Treatment. You can transfer money among the investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are only subject to tax upon: (1) making a full or partial surrender; (2) receiving a payment from us; or (3) payment of a death benefit.
Death Benefits. The Contract includes, at no additional cost, a standard death benefit that will pay a death benefit to your Beneficiary(ies) if you die during the accumulation phase. If you die before attaining age 65, the death benefit will be the greater of: (i) the total of all Purchase Payments less any partial surrenders, or (ii) the value of the Participant’s Account. If the death occurs on or after age 65, the death benefit will be equal to the Participant’s Account.
Loans (Section 403(b) Plans Only). You may be able to obtain a loan from the portion of your Participant’s Account allocated to the General Account . Currently, there is a fee to initiate a loan. In addition, annual interest accrues on an outstanding loan balance. Loans reduce the cash value of the Contract and the death benefit, and may have negative tax consequences.

Benefits Available Under the Contract
The following table summarizes information about the benefits under the Contract.
Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions / Limitations
Death Benefit	Pays a minimum death benefit at least equal to the Participant’s Account value (less any amounts due)	Standard	No Charge	•Partial surrenders and loans may significantly reduce the benefit •Death benefit may differ depending on date of death
Loans	You may be able to obtain a loan from the portion of your Account value allocated to the General Account	Standard	$50 loan set-up fee 6.5% gross annual interest rate net annual interest rate will not exceed 3.5%) on outstanding loan balance
•May be available
only under
Contracts issued
to Section 403(b)
Plans
•125% of
outstanding loan
balance must be
held in the
General Account
as collateral
•Partial surrenders
and transfers may
be restricted
•Loans may
significantly
reduce cash value
of the Account
and the death
benefit
•Loans may have
negative tax
consequences

Each of these benefits are discussed more fully, as follows: the nursing home or hospital confinement waiver is discussed in the prospectus section entitled “Contract Charges – Surrender Charge”; the death benefit is discussed in the prospectus section entitled “Death Benefit”; and loans are discussed in the prospectus section entitled “Description of the Contracts – Loans – 403(b) Plans Only.”
The availability of benefits may vary by employer/organization or Plan administrator. You should reference Your Plan documents or speak with Your employer/organization or Plan administrator for the benefits available to You.
Buying the Contract
Purchasing the Contract
The Contract is used in connection with Section 403(b) tax-sheltered annuities, Section 457 deferred compensation plans, Section 401 pension and profit sharing plans, and individual retirement annuities (IRAs) under Section 408 of the Internal Revenue Code.
We no longer actively offer the Contracts to new purchasers, but we continue to accept new Participants under existing Contracts previously issued to Plans. We issue individual Certificates to Participants under a Plan’s Contract (except Certificates are not provided to Participants under deferred compensation or qualified corporate retirement plans). We refer to both Contracts and Certificates as “Contracts” unless the context provides otherwise. If your Plan has the Contract and you are interested in becoming a Participant , please contact your employer or Plan administrator.
Purchase Payments
A Purchase Payment is the money given to us to invest in the Contract. The initial Purchase Payment is due on the date the Contract becomes effective. Subsequent Purchase Payments may be made at any time during the Accumulation Period, subject to certain limitations. You may make Purchase Payments yearly, semi-yearly, quarterly, monthly, or in periods agreed to by BLIC. You may change when you make Purchase Payments if permitted by the Plan.
The minimum Purchase Payment is $20, with a yearly minimum of $240 (for IRAs, the minimum is $2,000 for an initial Purchase Payment and $50 for each additional payment), or such lesser amount as is required by federal tax law.
Allocation of Purchase Payments
We will allocate your Purchase Payments to one or more of the Series and/or to the General Account in accordance with your instructions. If you do not provide allocation instructions with an additional Purchase Payment, the Purchase Payment will be allocated based on your standing allocation instructions with us.
Crediting Purchase Payments to Your Account
We will credit Purchase Payments to a Contract on the same Business Day we receive it, if received in Good Order by prior to close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Time). If we receive the Purchase Payment after close of the New York Stock Exchange, we will credit the Purchase Payment to the Contract on the next Business Day. If Purchase Payments on your behalf are not submitted to us in a timely manner or in Good Order, there may be a delay in when amounts are credited.
We will provide you with the address of the office to which Purchase Payments are to be sent. If you send Purchase Payments or transaction requests to an address other than the one we have designated for receipt of such Purchase Payments or requests, they will not be in Good Order. We may return the Purchase Payment to you, or there may be a delay in applying the Purchase Payment or transaction to your Contract.
Making Withdrawals: Accessing the Money in Your Contract
Accumulation Period
During the Accumulation Period, we will pay upon request all or a portion of the cash value of your Participant’s Account at any time. We will pay the proceeds to the Owner or you, as provided in the Plan. An Account may be surrendered for its cash value without the consent of any Participant , as provided in the Plan .
To the extent that the amount surrendered is subject to a surrender charge, the charge will be assessed as a percentage of the Purchase Payments withdrawn.
For 403(b) Plans only, in the first surrender of each calendar year, you may surrender up to 10% of the value of your interest in the Separate Account without surrender charges, provided that the proceeds are paid solely to the Participant or the Beneficiary. If you withdraw money in excess of 10%, you might have to pay a surrender charge on the excess amount.
There are limitations on your ability to take withdrawals during the Accumulation Period. These limitations are as follows:
Withdrawal Charges and Taxes	There may be withdrawal charges and tax implications when you take out money.
Negative impact on benefits and guarantees of Your Contract	A withdrawal may have a negative impact on certain benefits and guarantees. It may significantly reduce the value or even terminate the Contract’s benefits and guarantees.

Internal Revenue Code or Retirement Plan	Depending on the circumstances, the Internal Revenue Code or your retirement plan may restrict your ability to take withdrawals.
Annuity Period
After the Annuity Date, you will receive Annuity payments under the Annuity option you select; however, you generally may not take any surrenders, either full or partial. We will calculate you Annuity payments by applying the value of your Participant’s Account to the type of Annuity you select (either Fixed Annuity, Variable Annuity, or a combination of both) and the Annuity option you select.
Requesting a Withdrawal
You can request to surrender all or a portion of the cash value of your Participant’s Account by submitting a request to our administrative office. We will treat your request as received by us if we receive the request in Good Order before the close of regular trading on the New York Stock Exchange on that day. If we receive the request in Good Order after the close of trading on the New York Stock Exchange on that day, or if the New York Stock Exchange is not open that day, then the request will be treated as received on the next day when the New York Stock Exchange is open.
You may surrender all or a portion of the cash value of your Participant’s Account at any time prior to the Annuity Date. If you request a partial surrender from more than one Series, you must specify the allocation of the partial surrender among the Series. In the absence of instructions, we will make the withdrawal from your Series on a pro rata basis. The cash value of your Participant’s Account will be determined as of the close of business after we receive your surrender request in Good Order. The cash value may be more or less than the Purchase Payments you made. See “Accumulation Period –Surrender from the Separate Account ” in the Prospectus for more details.
Surrender payments will generally be mailed within seven days after we receive the request.

Additional Information About Fees
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering, or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, make withdrawals from the Contract, or transfer Contract value between investment options. State premium taxes of 0% to 3.5% may also be deducted.

Transaction Expenses
Surrender Charge (Note 1) (as a percentage of Purchase Payments withdrawn)	7%

Transaction Charge (Note 2) (each surrender, annuitization and transfer)	$10

Loan Set-up Fee (Note 3)	$50

Note 1. If an amount surrendered is determined to include the withdrawal of prior Purchase Payments, a surrender charge may be assessed. Surrender charges are calculated in accordance with the schedule below. However, surrender charges will not be deducted once 9 years have elapsed since your Certificate Date.
Number of Complete Months from Receipt of Purchase Payment	% Charge
60 months or less	7
More than 60 months	0

Note 2. In the event of a full or partial surrender, the fee is the lesser of $10 or 2% of the amount surrendered. In the event of a transfer, the fee applies to each transfer from a Series. We currently waive the fee for transfers.

Note 3. Loans are only available for Contracts issued to Section 403(b) Plans.
The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. A complete list of Funds available under the Contract, including their annual expenses, may be found in Appendix A.

Annual Fund Expenses
	Minimum	Maximum
Total Annual Fund Expenses
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.27%	1.02%

Examples
These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Contract Expenses, and Annual Fund Expenses.
The examples assume that you invest $100,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Additionally, these examples are based on the Minimum and Maximum Total Annual Fund Expenses shown above, and do not reflect any Fund fee waivers and/or expense reimbursements.
The examples assume that you have allocated all of your Contract value to either the Fund with the Maximum Total Annual Fund Expenses (maximum) or the Fund with the Minimum Total Annual Fund Expenses (minimum). Although your actual costs may be higher or lower, based on these assumptions your cost would be:
(1)
If you surrender your Contract at the end of the applicable time period:
Time Periods
	1 year	3 years	5 years	10 years
maximum	$9,270	$13,299	$18,288	$25,705
minimum	$8,520	$11,021	$14,449	$17,817

(2)
If you annuitize at the end of the applicable time period, or if you do not surrender your Contract:
Time Periods
	1 year	3 years	5 years	10 years
maximum	$2,270	$6,999	$11,988	$25,705
minimum	$1,520	$4,721	$8,149	$17,817
The examples should not be considered a representation of past or future expenses or annual rates of return of any Fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples.

APPENDIX A
Funds Available Under the Contract
The following is a list of Funds under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://dfinview.com/BHF/TAHD/BHF190. You can also request this information at no cost by calling (800) 343-8496 or sending an email request to rcg@brighthousefinancial.com. Availability of Funds may vary by employer/organization or Plan administrator. You should reference Your Plan documents or speak with Your employer/organization or Plan administrator for the Funds available to You.
The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.
Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	American Funds Global Small Capitalization Fund — Class 2# Capital Research and Management CompanySM	0.91%	16.17%	8.31%	5.78%
Seeks growth of capital.	American Funds Growth Fund — Class 2 Capital Research and Management CompanySM	0.59%	38.49%	18.68%	14.36%
Seeks long-term growth of capital and income.	American Funds Growth-Income Fund — Class 2 Capital Research and Management CompanySM	0.53%	26.14%	13.36%	10.91%
Seeks long-term capital appreciation.	Brighthouse Small Cap Value Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust, and Allspring Global Investments, LLC	0.87%	14.21%	11.08%	7.43%
Seeks long-term growth of capital.	Invesco Small Cap Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.81%	12.33%	8.90%	7.66%
Seeks capital appreciation.	MFS® Research International Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.65%	13.05%	8.82%	4.43%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks capital appreciation.	Morgan Stanley Discovery Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.67%	41.23%	11.07%	8.77%
Seeks maximum total return, consistent with the preservation of capital and prudent investment management.	PIMCO Total Return Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.55%	6.22%	1.25%	1.86%
Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.	T. Rowe Price Large Cap Value Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.53%	9.91%	11.55%	8.93%
Seeks a competitive total return primarily from investing in fixed- income securities.	BlackRock Bond Income Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.39%	5.84%	1.53%	2.20%
Seeks long-term growth of capital.	BlackRock Capital Appreciation Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.57%	49.61%	16.15%	12.88%
Seeks long-term capital growth.	Brighthouse/Artisan Mid Cap Value Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Artisan Partners Limited Partnership	0.77%	18.53%	11.56%	6.75%
Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.	Brighthouse/Wellington Core Equity Opportunities Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.61%	7.66%	13.12%	10.36%
Seeks to track the performance of the Bloomberg U.S. Aggregate Bond Index.	MetLife Aggregate Bond Index Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.28%	5.20%	0.87%	1.57%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks to track the performance of the Standard & Poor’s MidCap 400® Composite Stock Price Index.	MetLife Mid Cap Stock Index Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.31%	16.08%	12.34%	9.01%
Seeks to track the performance of the MSCI EAFE® Index.	MetLife MSCI EAFE® Index Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.39%	17.93%	7.99%	4.05%
Seeks to track the performance of the Russell 2000® Index.	MetLife Russell 2000® Index Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.32%	16.80%	9.90%	7.16%
Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	MetLife Stock Index Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.26%	25.94%	15.39%	11.75%
Seeks a favorable total return through investment in a diversified portfolio.	MFS® Total Return Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.62%	10.40%	8.53%	6.59%
Seeks capital appreciation.	MFS® Value Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.58%	8.15%	11.55%	8.78%
Seeks high total return, consisting principally of capital appreciation.	Neuberger Berman Genesis Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	0.80%	15.53%	12.40%	8.75%
Seeks long-term growth of capital.	T. Rowe Price Large Cap Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.57%	46.81%	13.52%	11.88%
Seeks long-term capital growth.	T. Rowe Price Small Cap Growth Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.51%	21.57%	11.84%	9.44%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks to maximize total return consistent with preservation of capital.	Western Asset Management Strategic Bond Opportunities Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.56%	9.44%	2.80%	3.01%
Seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.	Asset Manager Portfolio — Initial Class Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, and FMR Japan	0.53%	12.94%	7.48%	5.40%
Seeks long-term capital appreciation.	Contrafund® Portfolio — Initial Class Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, and FMR Japan	0.56%	33.45%	16.65%	11.61%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Government Money Market Portfolio — Initial Class Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, and FMR Japan	0.27%	4.89%	1.72%	1.11%
Seeks to achieve capital appreciation.	Growth Portfolio — Initial Class Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, and FMR Japan	0.58%	36.24%	19.64%	14.80%
Seeks long-term growth of capital.	Overseas Portfolio — Initial Class Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, FMR Japan, FIA, FIA(UK), and FIJ	0.73%	20.55%	9.99%	4.91%
Seeks long-term capital growth through investments in stocks.	T. Rowe Price Growth Stock Fund — Investor Class T. Rowe Price Associates, Inc.	0.65%	45.27%	13.33%	11.71%
Seeks long-term capital appreciation.	Alger Small Cap Growth Portfolio — Class I-2 Fred Alger Management, LLC	1.02%	16.49%	7.96%	7.05%
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Certain Funds and their investment advisers have entered into temporary expense reimbursements and/or fee waivers, which are reflected in the Current Expenses. Please see the Funds' prospectuses for additional information regarding these arrangements.

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Retirement Companion

The prospectus and statement of additional information (“SAI”) include additional information. The prospectus and SAI are dated the same as this summary prospectus and are incorporated by reference. The prospectus and SAI are available, without charge, upon request. For a free copy, call us at (888) 243-1932, or send an email request to rcg@brighthousefinancial.com. You can also access the prospectus, SAI and other information about the Contract online at https://dfinview.com/BHF/TAHD/BHF190.
Reports and other information about the Separate Account are available on the SEC’s website at https://www.sec.gov/ and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. is C000151828